EXHIBIT 6.1


                         INVESCO CAPITAL MARKETS, INC.

                           Directors/Officers Report


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DIRECTORS
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Cronin, M. Kevin                       Director
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Massoni, Steven M.                     Director
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OFFICERS
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Baker, Tara Jones                      Vice President, Business Operations and
                                       Quality Assurance
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Burke, Brandon                         Financial and Operations Principal
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Cronin, M. Kevin                       Co-President
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Davidson, Peter                        Assistant Secretary
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Erickson, Alan E.                      Vice President, Equity Portfolio
                                       Management and Research
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Falduto, Craig S.                      Executive Director, Investment Research
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Gregson, Mark W.                       Chief Financial Officer
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Hancock, Trisha B.                     Chief Compliance Officer
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Heite, Steven M.                       Vice President
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Kupor, Jeffrey H.                      General Counsel
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                                       Secretary
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Magee, Michael J.                      Executive Director, Portfolio and
                                       Inventory Management
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Massoni, Steven M.                     Co-President
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Nelson, Elizabeth                      Assistant Secretary
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Reitmann, Rudolf E.                    Vice President
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Reyna, Rene R.                         Vice President
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Ringold, Melanie                       Assistant Secretary
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Sauerborn, Thomas J.                   Vice President, Operations
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Tierney, John F.                       Vice President
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Wisdom, Crissie                        Anti-Money Laundering Compliance Officer
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Zerr, John M.                          Senior Vice President
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